SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2001

CHURCHILL DOWNS INCORPORATED
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	0-1469 Commission file number	61-0156015 (IRS Employer Identification No.)

700 Central Avenue, Louisville, KY 40208
Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

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CHURCHILL DOWNS INCORPORATED

I N D E X

ITEM 1-4.	Not Applicable
ITEM 5.	OTHER EVENTS
Copy of press release is set forth in Exhibit 99 to this filing and incorporated herein by reference
ITEM 6.	Not Applicable
ITEM 7.	Financial Statements and Exhibits
(a) Financial statements of business acquired
Not Applicable
(b) Pro forma financial information
Not Applicable
(c) Exhibits
- Exhibit 99 Press Release dated September 17, 2001
ITEM 8-9.	Not Applicable

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FOR IMMEDIATE RELEASE

Contact: Karl F. Schmitt Jr.
(502) 636-4594 (office)
(502) 836-1454 (mobile)
karls@kyderby.com

CHURCHILL DOWNS INCORPORATED ANNOUNCES
STOCK REPURCHASE PLAN

LOUISVILLE, Ky. (Sept. 17, 2001) – Churchill Downs Incorporated (Nasdaq: CHDN) (“CDI”) today announced that its board of directors has authorized the repurchase of up to 55,000 shares of the Company’s common stock under the Security and Exchange Commission’s (“SEC”) Sept. 14, 2001, emergency order under Section 12(k) (2) of the Securities Exchange Act of 1934. The transactions may be made in the open market at prevailing market prices. The Company currently has approximately 13 million shares of common stock outstanding.

        “The board took this action to support the financial markets in this time of national crisis,” said Thomas H. Meeker, CDI’s president and chief executive officer. “As evidenced by the SEC’s emergency order, there is a likelihood that the financial markets will experience some short-term volatility. The action taken by our board is done with a view toward lessening the volatility in our stock and in the markets as a whole.”

        Churchill Downs Incorporated – headquartered in Louisville, Ky. – is one of the world’s leading horse racing companies. Its flagship operation, Churchill Downs, is home of the Kentucky Derby and will host the race’s 128th running on May 4, 2002. The Company owns additional racetracks in Kentucky, Illinois, California and Florida and has interests in a pari-mutuel operation in Indiana as well as various racing services companies. CDI trades on the Nasdaq National Market under the symbol CHDN and can be found on the Internet at www.churchilldownsincorporated.com.

        This news release contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The reader is cautioned that such forward-looking statements involve risks and uncertainties that could cause our actual operating results and financial condition to differ materially. Forward-looking statements are typically identified by the use of terms such as “may,” “will,” “believe,” “could,” “intend,” “might,” “plan,” “predict,” “project,” “should,” “expect,” “anticipate,” “estimate,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from our expectations include: the financial performance of our racing operations; litigation surrounding the Rosemont, Ill., riverboat casino; changes in Illinois law that impact revenues of racing operations in Illinois; the economic environment; the impact of gaming competition (including lotteries and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which we operate; a substantial change in law or regulations affecting our pari-mutuel activities; a substantial change in allocation of live racing days; a decrease in riverboat admissions subsidy revenue from our Indiana operations; the impact of an additional racetrack near our Indiana operations; our continued ability to effectively compete for the country’s top horses and trainers necessary to field high-quality horse racing; our continued ability to grow our share of the interstate simulcast market; the impact of interest rate fluctuations; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to adequately integrate acquired businesses; market reaction to our expansion projects; the loss of our totalisator companies or their inability to keep their technology current; our accountability for environmental contamination; the loss of key personnel and the volatility of our stock price.

- END -

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
September 17, 2001	/s/Robert L. Decker
Robert L. Decker
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
September 17, 2001	/s/Michael E. Miller
Michael E. Miller
Senior Vice President, Finance
(Principal Accounting Officer)